                      FORTRESS REGISTERED INVESTMENT TRUST

                  Financial Statements for the Six Months Ended
                  June 30, 2002 (Unaudited)

FORTRESS REGISTERED INVESTMENT TRUST

TABLE OF CONTENTS

                                                                          PAGE
FINANCIAL STATEMENTS (Unaudited):

         Independent Accountant's Review Report                             1

         Statement of Assets and Liabilities as of June 30, 2002            2

         Schedule of Investments as of June 30, 2002                        3

         Statement of Operations for the six months ended June 30, 2002     4

         Statement of Cash Flows for the six months ended June 30, 2002     5

         Statements of Changes in Net Assets for the six months ended
         June 30, 2002 and the year ended December 31, 2001                 6

         Notes to Financial Statements                                      7

                     Independent Accountants' Review Report


To the Members and Trustees of
Fortress Registered Investment Trust

We have reviewed the accompanying statement of assets and liabilities of Fortress Registered Investment Trust (the "Company"), including the schedule of investments as of June 30, 2002, and the related statements of operations, cash flows and changes in net assets for the six-month period ended June 30, 2002. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States.

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the statement of changes in net assets for the year ended December 31, 2001, and in our report dated February 25, 2002, we expressed an unqualified opinion on such statement of changes in net assets.


                                              /s/ Ernst & Young LLP


New York, NY
August 19, 2002

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
(dollar amounts in thousands)


                                                                          June 30, 2002
                                                                          -------------
ASSETS
       Investments in controlled affiliates, at fair value (cost $640,591)  $ 686,149
       Cash and cash equivalents                                                   27
       Deposits and other assets                                               12,345
                                                                            ---------
                                                                              698,521
                                                                            ---------
LIABILITIES
       Miscellaneous liabilities                                                   56
                                                                            ---------
NET ASSETS                                                                  $ 698,465
                                                                            =========
NET ASSETS CONSIST OF:
       Capital paid in                                                      $ 750,675
       Capital distributed                                                   (120,684)
       Undistributed net investment income                                     22,885
       Undistributed net realized capital gains                                     -
       Accumulated equity in loss of operating subsidiary                     (18,315)
       Accumulated net unrealized gain on affiliate investments                63,904
                                                                            ---------

                                                                            $ 698,465
                                                                            =========


See accompanying accountant's review report and notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

SCHEDULE OF INVESTMENTS (Unaudited)
JUNE 30, 2002
(dollar amounts in thousands)


Investment                                     Description of Securities         Underlying Investment (a)   Cost   Fair Value
----------                                     -------------------------         -------------------------   ----   ----------
Investments in controlled affiliates (a):

 Fortress CAP LLC (b)                       100% of the issued common equity     Capstead Stock           $     -    $ 67,067
 Fortress HQ LLC (c)                        100% of the issued common equity     HQ Global Stock            50,551         -
 Fortress Brookdale Acquisition LLC (d)     50.51% of the issued common equity   Brookdale                 159,904    178,035
 FRIT Palazzo Due LLC (e)                   100% of the issued common equity     Italian Loan Portfolio      5,846     15,663
 FRIT Ital SL (f)                           100% of the issued common equity     Italian Loan Servicer       2,108      8,447
 Portland Acquisition I LLC (g)             100% of the issued common equity     Commercial Building        16,168     13,561
 Fortress UK Acquisition Company (h)        100% of the issued common equity     Mapeley Stock             119,591    125,670
 FIF ML Acquisition LLC (i)                 75% of the issued common equity      Loan Portfolio             19,238     19,238
 F/C PRT Investment Inc. (j)                100% of the issued common equity     4 Shopping Centers         34,515     34,515
 FRIT PRT Lending LLC (k)                   100% of the issued common equity     Loan to Retail REIT        18,198     18,198
 FRIT PRT Bridge Acquisition LLC (l)        100% of the issued common equity     Loan to Retail REIT        33,126     33,126
 Ital SP Acquisition GP LLC (m)             100% of the issued common equity     Italian Loan Portfolio     28,925     28,841
 NCS Holdings LLC (n)                       84.38% of the issued common equity   Former AMRESCO Assets      26,330     32,374
 FRIT PINN LLC (o)                          100% of the issued common equity     Loans to Pinnacle          42,476     45,437
 Ital Investment Holdings I LLC (p)         100% of the issued common equity     Italian Loan Portfolio     19,885     19,631
 Ital Investment Holdings II LLC (q)        100% of the issued common equity     Italian Loan Portfolio    107,609    108,728
 Loan receivable (r)                        15% interest only; matures 12/05     Brookdale (Grand Court)     6,416      6,416
 Fortress Capital Finance LLC (s)           100% of the issued common equity     Operating Subsidiary      (50,295)   (68,798)
                                                                                                          --------   --------

Total investments (t)                                                                                     $640,591   $686,149
                                                                                                          ========   ========

(a) An affiliated company is a company in which the Company has ownership of at least 5% of the voting securities. These securities are restricted as to public resale and are not readily marketable. See the footnotes on the following page for a more detailed description of the underlying investments. Transactions during the period with companies which are affiliates were as follows:

Summary of Transactions with Affiliated Companies

                                                                  Cost       Dividend    Fair Value
                                                                Incurred      Income      of Total
Affiliate                           Purchase/Funding Date  This Period (u)  This Period  Investment
---------                           ---------------------  ---------------  -----------  ----------
Fortress CAP LLC                    Throughout Period        $       -      $   5,732     $ 67,067
Fortress HQ LLC                     Throughout Period              448              -            -
Fortress Brookdale Acquisition LLC  Throughout Period               17              -      178,035
FRIT Palazzo Due LLC                Throughout Period           (4,410)           377       15,663
FRIT Ital SL                        Throughout Period             (124)             -        8,447
Portland Acquisition I LLC          Throughout Period               61              -       13,561
Fortress UK Acquisition Company     Throughout Period            7,011             45      125,670
FIF ML Acquisition LLC              Throughout Period          (19,552)         2,246       19,238
F/C PRT Investment Inc.             Throughout Period               14          3,674       34,515
FRIT PRT Lending LLC                Throughout Period          (13,531)         2,199       18,198
FRIT PRT Bridge Acquisition LLC     Throughout Period            4,211          7,990       33,126
Ital SP Acquisition GP LLC          Throughout Period           11,703          4,932       28,841
NCS Holdings LLC                    Throughout Period              (39)             -       32,374
FRIT PINN LLC                       Throughout Period           36,318              -       45,437
Ital Investment Holdings I LLC      Throughout Period               31              -       19,631
Ital Investment Holdings II LLC     June 26, 2002              107,609              -      108,728
Loan receivable                     Throughout Period              532              -        6,416
                                                             ---------      ---------      -------
                                                               130,299         27,195      754,947
Fortress Capital Finance LLC        Throughout Period           (4,846)             -      (68,798)
                                                             ---------      ---------      -------
                                                             $ 125,453      $  27,195      686,149
                                                             =========      =========      =======

Footnotes continued on the next page.

See accompanying accountant's review report and notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2002
(footnotes)

(b) Fortress CAP LLC owned 3,649,358 shares of common stock of Capstead Mortgage Corporation, a public Mortgage REIT, as its sole assets at the end of the period.

(c) Fortress HQ LLC owned 1,226,331 shares of Series A Convertible Cumulative Preferred Stock, and warrants to purchase 595,547 shares of common stock, of HQ Global Workplaces, Inc., a serviced office provider, as its sole assets at the end of the period. These shares have been fully reserved.

(d) Fortress Brookdale Acquisition LLC owned 100% of the issued common equity of Brookdale Living Communities, Inc., an owner and operator of senior independent living facilities, as its sole assets at the end of the period.

(e) FRIT Palazzo Due LLC ("Palazzo") owned certain Euro-denominated subordinated asset-backed notes due 2032, and a related foreign currency hedge of 9.6 million Euros, as its sole assets at the end of the period. Palazzo acquired these assets as a result of the securitization of certain assets previously controlled by Fortress IF Acquisition LLC, Fortress Ital Depositor 1 LLC and Fortress Ital Depositor 2 LLC, of which the Company holds 100% of the issued common equity. During the current period, this investment resulted in a $1.4 million foreign currency gain. See (s) below.

(f) FRIT Ital SL owned 50% of IEFFE Acquisition SpA, an Italian holding company owning 100% of the outstanding equity of Italfondiario SpA, an Italian loan servicing company, as its sole assets at the end of the period. During the current period, this investment resulted in a $1.0 million foreign currency gain. See (s) below.

(g) Portland Acquisition I LLC owned a 168,000 sf building in Portland, Oregon as its sole asset at the end of the period.

(h) Fortress UK Acquisition Company ("FUKA") owned: (i) a 42.5% equity investment in a British operating company, which indirectly owned interests in 1,309 commercial buildings, primarily leased to a single credit tenant, and interests in 600 properties leased to British government agencies, and a related property management contract, and (ii) certain related foreign currency hedges of an aggregate of 41.3 million GBP, as its sole assets at the end of the period. FUKA was also a party to certain swaps related to the Company's investment in FRIT Palazzo Due LLC (see (e) above); such swaps resulted in the recognition of $1.7 million of income during the current period. During the current period, this investment resulted in a $0.1 million foreign currency gain. See (s) below.

(i) FIF ML Acquisition LLC owned a portfolio of performing commercial mortgage loans as its sole asset at the end of the period.

(j) F/C PRT Investment Inc. owned a 51% equity investment in an operating company, which indirectly owned four shopping centers, as its sole asset at the end of the period.

(k) FRIT PRT Lending LLC held a loan, which it originated, made to a major retail REIT as its sole asset at the end of the period.

(l) FRIT PRT Bridge Acquisition LLC held a loan, which it purchased, made to a major retail REIT as its sole asset at the end of the period.

(m) Ital SP Acquisition GP LLC, along with SPGP LLC, FRIT Ital SP Acquisition LP and FRIT SP LP, of each of which the Company holds 100% of the equity either directly or indirectly, owned certain Euro-denominated asset-backed variable-return instruments (the "Instruments") issued by SPV IEFFE SpA, and related foreign currency hedges of an aggregate of 29.2 million Euros, as its sole assets at the end of the period. The Instruments represent an undivided interest in a distressed loan portfolio purchased by SPV IEFFE SrL from SanPaolo Imi SrL. During the current period, this investment resulted in a $0.1 million foreign currency loss. See (s) below.

(n) NCS Holdings LLC owned 64% of NCS I LLC which purchased certain assets from AMRESCO, Inc., a specialty finance company and loan servicer pursuant to the terms of AMRESCO, Inc.'s bankruptcy, as its sole assets at the end of the period.

(o) FRIT PINN LLC owned certain discounted senior notes due March 2008, a term loan due June 2007, revolving debt maturing June 2007, and convertible subordinated notes due 2007, issued by Pinnacle Holdings, Inc., a provider of telecommunication rental space, as its sole assets at the end of the period.

(p) Ital Investment Holdings I LLC owned certain Euro-denominated asset-backed notes due 2025, and a related foreign currency hedge of 21.7 million Euros, as its sole assets at the end of the period. During the current period, this investment resulted in no foreign currency gain or loss. See
      (s) below.

(q) Ital Investment Holdings II LLC, along with SPV IEFFE Tre, SrL and Ital Tre Investors LP, of each of which the Company holds 100% of the equity either directly or indirectly, owned certain Euro-denominated asset-backed notes due 2025 and 2027, and a related foreign currency hedge of 121.6 million Euros, as its sole assets at the end of the period. During the current period, this investment resulted in a $1.1 million foreign currency gain. See (s) below.

(r) The borrower on this note is Brookdale Living Communities, Inc. See (d) above.

(s) Fortress Capital Finance LLC ("FCF") is the Company's operating subsidiary. FCF's operations primarily include general and administrative expenses and interest on a revolving credit facility entered into in July 2000 as described in Note 4, as well as the receipt of management fees from controlled affiliates (such fees totaled $2.5 million for the current period). During the current period, the foreign currency denominated portions of this credit facility resulted in a $0.1 million foreign currency gain, which is offset by the currency fluctuations described in
      (e), (f), (h), (m), (p) and (q) above. The net aggregate foreign currency gain for the current period was $3.6 million.

(t) The United States Federal income tax basis of the Company's investments at the end of the period was approximately $629.0 million and, accordingly, net unrealized appreciation for United States Federal income tax purposes was approximately $57.1 million (gross unrealized appreciation of $121.2 million and gross unrealized depreciation of $64.1 million).

(u)   Net of returns of capital.

See accompanying accountant's review report and notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF OPERATIONS (Unaudited)
(dollar amounts in thousands)

                                                        Six Months Ended June 30, 2002
                                                        ------------------------------
Investment income:

Income
              Dividend income from affiliates                 $ 27,195
              Interest income                                      483
                                                              --------
              Total income                                      27,678
Expenses
              Miscellaneous expenses                                36
                                                              --------

Net investment income                                           27,642

Net equity in loss of operating subsidiary                      (4,278)
Net unrealized loss on affiliate investments                   (13,642)
                                                              --------

Net increase in net assets resulting from operations          $  9,722
                                                              ========


Disclosure of certain ratios, annualized:
Ratio of total expenses to average net assets                      0.0%
Ratio of investment income, net, to average net assets             9.1%
Portfolio turnover rate                                            0.0%
Total return                                                       4.4%

See accompanying accountant's review report and notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF CASH FLOWS (Unaudited)
(dollar amounts in thousands)


                                                                     Six Months Ended June 30, 2002
                                                                     ------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                      $   9,722
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
         Net equity in loss of operating subsidiary                           4,278
         Net unrealized loss on affiliate investments                        13,642
         Change in:
            Other assets                                                      7,956
            Other liabilities                                                (2,521)
                                                                           --------

Net cash provided by operating activities                                    33,077
                                                                           --------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Investments in controlled affiliates                                  (210,833)
     Distributions from controlled affiliates                                85,380
                                                                           --------

Net cash used in investing activities                                      (125,453)
                                                                           --------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Capital contributions                                                  152,684
     Capital distributions                                                  (58,082)
     Distributions from investment income                                   (17,017)
                                                                           --------

Net cash provided by financing activities                                    77,585
                                                                           --------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                   (14,791)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               14,818
                                                                           --------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                  $      27
                                                                           ========

See accompanying accountant's review report and notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
(dollar amounts in thousands)


                                                           Six Months Ended         Year Ended
                                                             June 30, 2002       December 31,2001
                                                             -------------       ----------------
Increase in net assets resulting from operations
    Net investment income                                      $  27,642         $  89,071
    Net equity in income (loss) of operating subsidiary           (4,278)              754
    Net unrealized gain (loss) on affiliate investments          (13,642)           51,623
                                                               ---------         ---------
Net increase in net assets resulting from operations               9,722           141,448

Capital contributions                                            152,684           187,525
Capital distributions                                            (58,082)          (62,602)
Distributions from investment income                             (17,017)          (87,298)
                                                               ---------         ---------
Net increase in net assets                                        87,307           179,073

Net assets, beginning of period                                  611,158           432,085
                                                               ---------         ---------
Net assets, end of period                                      $ 698,465         $ 611,158
                                                               =========         =========

See accompanying accountant's review report and notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

1.   ORGANIZATION

     Fortress Registered Investment Trust (together with its subsidiaries, the "Company") was formed on November 23, 1999 as a Delaware business trust and operates as a closed-end, non-diversified management registered investment company ("RIC") under the Investment Company Act of 1940 (the "Act"). The Company expects to mainly invest in real estate-related debt and equity securities. The primary investor in the Company is Fortress Investment Fund LLC (the "Fund").

     The managing member of the Fund is Fortress Fund MM LLC (the "Managing Member"), which is owned jointly, through subsidiaries, by Newcastle Investment Holdings Corp. (formerly Newcastle Investment Corp. and prior to that Fortress Investment Corp.) ("Newcastle Holdings"), approximately 94%, and Fortress Investment Group LLC (the "Manager"), approximately 6%. Newcastle Holdings and its affiliates, including the Managing Member, have committed to contribute an aggregate of $100 million, or approximately 11.5% of the Fund's total committed capital, to the Fund; in the aggregate, Newcastle Holdings and 21 unaffiliated investors (collectively, the "Investors") have committed approximately $872.8 million (the "Capital Commitment") to the Fund over the three years ending April 28, 2003.

     The Managing Member is entitled to an incentive return (the "Incentive Return") generally equal to 20% of the Fund's returns, as defined, subject to: 1) a 10% preferred return payable to the Investors and 2) a clawback provision which requires amounts previously distributed as Incentive Return to be returned to the Fund if, upon liquidation of the Fund, the amounts ultimately distributed to each Investor do not meet a 10% preferred return to the Investors. The Fund is managed by the Manager pursuant to the Managing Member's operating agreement and a management agreement between the Manager and the Managing Member. In accordance with those documents,
     (a) the Manager is entitled to 100% of the management fee payable by the Fund, as further described in Note 3, (b) the Manager is entitled to 50% of the Incentive Return payable by the Fund, (c) Newcastle Holdings is entitled to 50% of the Incentive Return payable by the Fund and (d) Newcastle Holdings is entitled to receive 100% of the investment income or loss attributable to the capital invested in the Fund by the Managing Member. The Manager of the Fund also manages Newcastle Holdings.

     During the six months ended June 30, 2002, the Fund issued membership interests (in connection with capital calls) to the Investors for net proceeds of approximately $157.0 million. Newcastle Holdings and its affiliates invested a total of approximately $18.0 million in the Fund related to these issuances. The Fund subsequently invested primarily all of these amounts in the Company, net of management and administrative fees paid to the Manager of $4.5 million (see Note 3). In addition, during the six months ended June 30, 2002, the Company distributed $75.1 million to the Fund, which was subsequently distributed to the Investors. This included $13.9 million distributed to

See accompanying accountant's review report.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

     Newcastle Holdings and its affiliates, of which $6.1 million represented Incentive Return. Approximately $27.6 million of the capital portion of such distributions can be redrawn from the Investors. As of June 30, 2002, the Fund had drawn, net, $635.5 million of its committed capital.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF ACCOUNTING - The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). As a RIC, the Company generally reports its assets and liabilities at fair value on the reporting date, including its investments in the securities of its subsidiaries. As a RIC, the Company does not consolidate its majority-owned and controlled subsidiaries, except to the extent that such subsidiaries operate as investment companies under the Act. None of the Company's subsidiaries operated as an investment company under the Act during the reporting period. The Company's operating subsidiary, Fortress Capital Finance LLC ("FCF"), is accounted for under the equity method and is included in Investments in Controlled Affiliates.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RISKS AND UNCERTAINTIES - In the normal course of business, the Company may encounter primarily two significant types of economic risk: credit and market. Credit risk is the risk of default on the Company's loans and securities, if any, that results from a borrower's or derivative counterparty's inability or unwillingness to make required or expected payments. Market risk reflects changes in the value of investments in loans, securities or derivatives, as applicable, due to changes in interest rates or other market factors, including the value of the collateral underlying loans and the valuation of equity and debt securities held by the Company. Management believes that the carrying values of its investments are reasonable, taking into consideration these risks along with estimated collateral values, payment histories and other borrower information, as well as its knowledge of the companies in which it has made equity investments. The Company also invests in the securities of companies located outside of the United States. The Company's international operations are subject to the same risks associated with its United States operations as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risk of political and economic instability, potential adverse tax consequences and the burden of complying with a wide variety of foreign laws. Additionally,

See accompanying accountant's review report.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2002

     the Company is subject to significant tax risks. If the Company were to fail to qualify as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at regular corporate rates, which could be material.

     SECURITY VALUATION - All of the Company's investments in securities are accounted for under the Act. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, if any, for which the last quoted asked price is used. Short-term notes are stated at amortized cost, which is equivalent to fair value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined in accordance with the Company's valuation policies as approved by the Company's board of trustees.

     Investments which are not publicly traded are carried at fair value. In general, fair value approximates cost. Events that could change the reported amount include: further financing by the investee company, pending disposition by the Company of its investment, obtaining of a third party estimate of the value of its investment, significant changes in the financial position or operating results of the investee company, and sales in recent public or private transactions of the same or similar securities, among others.

     Investments in entities whose functional currency is other than the U.S. Dollar are valued based on the spot rate of their respective currency on the last business day of the period.

     Due to the inherent uncertainty of valuations of investments without a public market, the estimates of value may differ from the values that are ultimately realized by the Company, and the differences could be material. All other assets and liabilities are stated at cost, which approximates fair value.

     FEDERAL INCOME TAXES - No income taxes have been provided for in these financial statements as the Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its members.

     DISTRIBUTIONS TO MEMBERS - Distributions to members are recorded on the ex-dividend date. The character of distributions made during the reporting period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income and expense recognition.

See accompanying accountant's review report.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

     During the six months ended June 30, 2002, the Company declared and paid distributions of $75.1 million to the Fund, which in turn distributed these amounts to the Investors. Approximately $6.1 million of such distributions, representing a portion of the Company's taxable ordinary income, was distributed as Incentive Return by the Fund. The tax character of these distributions is estimated as follows (in thousands):

                 Ordinary income          $17,017
                 Long-term capital gain         -
                 Return of capital         58,082
                                          -------
                                          $75,099
                                          =======

     The tax character of these distributions may be affected by transactions occurring through the end of the year.

     The difference between book basis net investment income and the distributions made is primarily due to the receipt of loan repayments on underlying investments treated as a return of capital, which in turn were distributed by the Company. At June 30, 2002, accumulated earnings on a tax basis consisted of $57.1 million of unrealized appreciation.

     SECURITY TRANSACTIONS AND REVENUE RECOGNITION - The Company follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis, as are fixed rate preferred dividends. Discounts and premiums on securities purchased will be amortized over the life of the respective securities, generally using the interest method.

     CASH AND CASH EQUIVALENTS - The Company considers all highly liquid short-term investments with a maturity of 90 days or less when purchased to be cash equivalents. Substantially all of the Company's amounts on deposit with major financial institutions exceed insured limits.

3.   MANAGEMENT AGREEMENT AND AFFILIATE TRANSACTIONS

     The Manager is paid certain annual fees by the Fund in exchange for its efforts in raising capital for the Fund, advising the Fund on various aspects of its business, formulating the Fund's investment strategies, arranging for the acquisition and disposition of assets, arranging for financing, monitoring performance, and managing the Fund's day-to-day operations. In addition, the Manager is reimbursed for various expenses incurred by the Manager on the Fund's behalf, including the costs of legal, accounting and other administrative activities.

     The management fee is calculated as 1.0% of the Fund's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined). Furthermore, the Manager will be paid an annual administrative fee ranging to 0.5% of the Fund's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined), based on the size of each Investor's capital commitment. Newcastle Holdings and its affiliates are not charged management or administrative fees for their investment in the Fund.

See accompanying accountant's review report.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

     During the six months ended June 30, 2002, the Manager earned $4.5 million of management and administrative fees, as discussed in Note 1.

     The Incentive Return, as described in Note 1, is payable on an asset-by-asset basis, as realized. Accordingly, an Incentive Return may be paid to the Managing Member in connection with a particular Fund investment if and when such investment generates proceeds to the Fund in excess of the capital called with respect to such investment, plus a 10% preferred return thereon. If upon liquidation of the Fund the aggregate amount paid to the Managing Member as Incentive Return exceeds the amount actually due to the Managing Member (that is, amounts that should instead have been paid to Investors) after taking into account the aggregate return to Investors, the excess is required to be returned by the Managing Member (that is "clawed back") to the Fund. During the six months ended June 30, 2002, no Incentive Return was earned.

     At June 30, 2002, Deposits and Other Assets included $12.0 million of dividends receivable from unconsolidated subsidiaries.

     In January 2001, an employee co-investment program was adopted whereby certain employees of the Manager and of the Company's operating subsidiary will have the opportunity to invest in the Fund by purchasing part of Newcastle Holdings' investment. The purpose of the program is to align the interests of the Company's employees and the employees of the Manager with those of the Fund's Investors, including Newcastle Holdings, and to enable the Manager and the Company to retain such employees and provide them with appropriate incentives and rewards for their performance. These employees are integral to the success of the Company, the Fund and Newcastle Holdings. Newcastle Holdings has set aside $10.0 million of its commitment to the Fund for this program, of which $6.9 million has been allocated, and will finance approximately 80% of the employee investments via non-recourse loans through a subsidiary, which are secured by such employees' interest in the Fund. The Manager will fund up to $0.1 million of the purchase price of these commitments on behalf of employees.

4.   COMMITMENTS AND CONTINGENCIES

     FINANCING ARRANGEMENT. The Company and FCF have entered into a $75 million revolving credit agreement (the "Credit Agreement"), secured by the Capital Commitment. The Credit Agreement matures in April 2003 and bears interest at LIBOR + 1.35% (approximately 3.19% at June 30, 2002). Approximately $75.0 million was outstanding on the Credit Agreement as of June 30, 2002.

See accompanying accountant's review report.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

     COMMITMENTS TO INVESTEES. The Company has committed an additional $23.7 million of capital as of June 30, 2002 to Fortress UK Acquisition Company related to future opportunities pertaining to our interests in approximately 600 commercial buildings acquired from the Inland Revenue Service of the UK. A commitment of $2.7 million has been made by the Company to NCS Holdings LLC to fund a potential purchase price adjustment related to the acquisition of the AMRESCO, Inc. assets.

     GUARANTEES OF SUBSIDIARIES' OBLIGATIONS. SPV IEFFE SpA (See Ital SP Acquisition GP LLC on the Company's Schedule of Investments) acquired a portfolio of distressed loans from SanPaolo Imi SpA in part with financing provided by the seller. The Company has guaranteed that SPV IEFFE SpA will make the scheduled principal and interest payments under the terms of the seller financing. The outstanding amount of the seller financing was approximately $55.1 million (EUR 55.6 million) at June 30, 2002.

     FUKA, a subsidiary of the Company, is a party to swap transactions relating to the Company's investment in FRIT Palazzo Due LLC. The Company has guaranteed FUKA's obligations, if any, to pay under the terms of the swap agreements. The swaps settle semi-annually, with the first settlement occurring August 23, 2001.

     The Company has guaranteed up to $13.3 million of amounts that can be drawn on a letter of credit by Brookdale Living Communities Inc.

5.   SUBSEQUENT EVENT

     F/C PRT Investment Inc. has entered into a contract to sell its 51% interest in an operating company which owns four shopping centers. The transaction will yield $58.8 million of proceeds to the Company, including $5.7 million of declared but unpaid dividends.


See accompanying accountant's review report.